Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill.
Goodwill

15 Goodwill

For the years ended December 31, 2019, 2020 and 2021, the changes in the carrying value of goodwill by segment are as follows:

	China		Other
	Mobility(i)	International(ii)	Initiatives	Total
	RMB	RMB	RMB	RMB
Balance as of January 1, 2019	46,283,879	3,877,445	93,704	50,255,028
Foreign currency translation adjustments	—	(91,786)	—	(91,786)
Balance as of December 31, 2019	46,283,879	3,785,659	93,704	50,163,242
Foreign currency translation adjustments	—	(1,039,070)	—	(1,039,070)
Balance as of December 31, 2020	46,283,879	2,746,589	93,704	49,124,172
Less: accumulated impairment loss	—	(2,492,826)	—	(2,492,826)
Foreign currency translation adjustments	—	(253,763)	—	(253,763)
Balance as of December 31, 2021	46,283,879	—	93,704	46,377,583
(i)	The Group performed qualitative impairment assessments for the goodwill arising from the acquisition of Kuaidi and Uber China in China Mobility and concluded that there was no impairment on its goodwill as of December 31, 2019, and 2020.

15 Goodwill (Continued)

Considering the adverse change in the operating and financial performance of China Mobility, the Group determined that a quantitative assessment was required at December 31, 2021. The impairment test compared the fair value of China Mobility to its carrying amount. The Group estimated the fair value by using the income approach, which considered a number of factors, including expected future cash flows and discount rate. Expected future cash flows are dependent on certain key assumptions including compound annual growth rate of revenue. These factors are subject to high degree of judgment and complexity. Based on the quantitative assessment results, the fair value of China Mobility exceeded its carrying amount by more than 30% as of December 31, 2021. In order to assess the impact of changes in certain significant inputs the Group performed a sensitivity analysis decreasing the annual growth rate and increasing the discount rate by 1%. This analysis still resulted in the fair value of China Mobility exceeding its carrying amount by a sufficient amount. Therefore, the Group concluded that there was no impairment of goodwill as of December 31, 2021. The significant decrease in the Group’s share price subsequent to December 31, 2021 is an indicator of possible goodwill impairment for China Mobility in 2022. As of the issuance date of our consolidated financial statements for the year ended December 31, 2021, the subsequent goodwill impairment assessment is still ongoing.

(ii)

The Group performed a qualitative impairment assessment for the goodwill arising from the acquisition of 99 Taxis in International and concluded that there was no impairment on its goodwill as of December 31, 2019.

As the global COVID-19 pandemic has increased the uncertainty on the ride hailing services in overseas countries, the Group performed a quantitative analysis on the reporting unit of 99 Taxis and concluded that there was no impairment of goodwill based on the quantitative assessment results as of December 31, 2020. Due to the longer-term trajectory of COVID-19 pandemic and complex and volatile market environment in Brazil, the Group performed a quantitative analysis on 99 Taxis as of December 31, 2021. The Group estimated the fair value by using the income approach, which considered a number of factors, including expected future cash flows and discount rate. Expected future cash flows are dependent on certain key assumptions including compound annual growth rate of revenue. Based on the quantitative assessment results, the fair value of the reporting unit was below its carrying amount as of December 31, 2021. Therefore, the Group recognized impairment of goodwill and intangible asset with the amount of RMB2,501,100 and RMB288,221, respectively for the year ended December 31, 2021.